                                                                EXHIBIT 24C

                          CONSENT OF INDEPENDENT ACCOUNTANTS



    We consent to the incorporation by reference in Registration Statement No. 33-47895 on Form S-8 and the Prospectus included therein of our reports dated February 10, 1996 included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year ended December 30, 1995.




                                 /s/ Louis Plung & Company
                                 LOUIS PLUNG & COMPANY
                                 Certified Public Accountants


Pittsburgh, Pennsylvania
March 11, 1996